UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2007

XEDAR CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	000-08356	84-0684753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8310 South Valley Highway, Suite 220
Englewood, CO 80112
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (303) 377-0033

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement

    See Item 2.01 disclosure below.

Item 2.01. Completion of Acquisition or Disposition of Assets

    On March 22, 2007, Xedar Corporation (the “Company”) entered into, closed, and completed a stock purchase transaction whereby the Company acquired all of the issued and outstanding stock of Atlantic Systems Corporation, a Virginia corporation (“Atlantic Systems”) in a stock for stock transaction. Pursuant and subject to the terms of the Stock Purchase Agreement, dated March 22, 2007 (the “Agreement”), by and among the Company, Atlantic Systems, Don W. Rakestraw, Jeffrey R. Grime, and J.O. McFalls, III (collectively the “Shareholders” and who together constituted all of the shareholders of Atlantic Systems prior to the transaction), the Company purchased all of the issued and outstanding stock of Atlantic Systems from the Shareholders for (i) a closing payment of 3,000,000 shares of the common stock of the Company, and (ii) a post closing payment to be equal to that number of shares of common stock of the Company having a value of $5,108,696 at the time of issuance as more particularly set forth in the Agreement.

    There was no material relationship between the Company and Atlantic Systems or the Shareholders, prior to the entry into and performance of the Agreement.

Item 9.01 Financial Statements and Exhibits

(a)      Financial statement of business acquired

    In accordance with Item 9.01(a)(4) of Regulation S-B, any financial statements required by this item shall be filed by amendment not later than 71 calendar days after the date of this Current Report on Form 8-K.

(b)      Pro forma financial information

    In accordance with Item 9.01(b)(2) of Regulation S-B, any pro forma financial required by this item shall be filed by amendment not later than 71 calendar days after the date of this Current Report on Form 8-K.

(d)      Exhibits

Number	Description
10.1*
Stock Purchase Agreement, dated March 22, 2007, by and among Xedar Corporation, a Colorado corporation, Atlantic Systems Corporation, a Virginia corporation, Don W. Rakestraw, Jeffrey R. Grime, and J.O. McFalls, III.

 ___________

*Schedules and similar attachments to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-B. The Registrant will furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xedar Corporation

Dated: March 23, 2007	By:	/s/ Hugh Williamson III
Hugh Williamson III President and CEO

Exhibit Index

Number	Description
10.1*
Stock Purchase Agreement, dated March 22, 2007, by and among Xedar Corporation, a Colorado corporation, Atlantic Systems Corporation, a Virginia corporation, Don W. Rakestraw, Jeffrey R. Grime, and J.O. McFalls, III.

____________

*Schedules and similar attachments to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-B. The Registrant will furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.